Exhibit 10.1

EXTENSION AGREEMENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT

This EXTENSION AGREEMENT AND FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Extension Agreement and Amendment”) is entered into effective as of October 6, 2014 (the “Effective Date”), among ENBRIDGE ENERGY PARTNERS, L.P., a Delaware limited partnership, as borrower (the “Borrower”), each Person designated on the signature pages hereto as an “Extending Lender” (collectively, the “Extending Lenders”) (each Lender that is not an Extending Lender is herein referred to as a “Non-Extending Lender” and collectively, the “Non-Extending Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement dated as of September 26, 2011 (as amended by that certain First Amendment to Credit Agreement, effective as of September 30, 2011, that certain Extension Agreement and Second Amendment to Credit Agreement, effective as of September 26, 2012, that certain Extension Agreement and Third Amendment to Credit Agreement, effective as of October 28, 2013, and that Fourth Amendment to Credit Agreement (the “Fourth Amendment”) effective as of December 23, 2013, the “Credit Agreement”).

WHEREAS, pursuant to the Extension Agreement and Second Amendment, the Scheduled Maturity Date for all Lenders was extended to September 26, 2017; and pursuant to the Extension Agreement and Third Amendment, the Scheduled Maturity Date for all Lenders was extended to September 26, 2018 and the Aggregate Commitments were reduced to $1,975,000,000.

WHEREAS, Borrower has requested that the Scheduled Maturity Date be extended from September 26, 2018 to September 26, 2019 pursuant to Section 2.14 of the Credit Agreement (the “Extension”), and has also requested that Section 2.14(a) the Credit Agreement be amended to remove the limitation on the number of times that the Borrower may in the future request one-year extensions of the Scheduled Maturity Date.

WHEREAS, subject to the terms and conditions set forth herein, the undersigned Extending Lenders are willing to agree to the Extension, and the parties hereto are willing to agree to amend the Credit Agreement as set forth in Sections 2 and 3 below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Definitions. Unless otherwise defined in this Extension Agreement and Amendment, terms used in this Extension Agreement and Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Extension Agreement and Amendment.

SECTION 2. Extension of Scheduled Maturity Date. Subject to the satisfaction of the conditions precedent set forth in Section 4 below, effective as of the Effective Date:

(a) Consent; Extension Effective Date. (i) Each Extending Lender hereby consents to the Extension, and (ii) the Scheduled Maturity Date with respect to each Extending Lender is September 26, 2019. Each Non-Extending Lender’s existing Scheduled Maturity Date, September 26, 2018, shall remain in effect.

(b) Notice and Certificate Requirements. The parties hereto agree that (i) the 15 day notice requirement set forth in Section 2.14(a) of the Credit Agreement is hereby waived and shall not be applicable to the Extension, and (ii) the certification by the Borrower required by Section 2.14(b) of the Credit Agreement is hereby satisfied by the Borrower’s execution and delivery of this Extension Agreement and Amendment.

SECTION 3. Amendments to the Credit Agreement. The Credit Agreement is amended as follows, effective as of the Effective Date.

(a) New Definitions. The following definitions are hereby added to Section 1.01 (Defined Terms.) of the Credit Agreement in the appropriate alphabetical order:

(i)	“Designated Jurisdiction” means any country or territory to the extent that such country or territory itself is the subject of any Sanction.

(ii)	“Sanction” means any economic or trade sanction imposed or administered by the United States Government (including, without limitation, those economic or trade sanctions imposed or administered by the Office of Foreign Assets Control of the United States Department of the Treasury), and any other economic or trade sanction imposed or administered by any other sanctions authority of any jurisdiction where any Borrower or any Subsidiary maintains assets or otherwise engages in business (including, if applicable, those economic or trade sanctions imposed or administered by the United Nations Security Council, the European Union or Her Majesty’s Treasury).

(b) Certain Definitions Amended. The following defined terms appearing in Section 1.01 (Defined Terms.) of the Credit Agreement are amended as set forth below:

(i)	The definition of “Daily Floating Eurodollar Rate” is amended by (A) inserting “ (a)” after the words “provided, further that”, and (B) inserting the words “, and (b) if the LIBOR shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement” at the end.

(ii)	The definition of “Fixed Period Eurodollar Rate” is amended by (A) inserting “ (a)” after the words “provided, further that”, and (B) inserting the words “, and (b) if the LIBOR shall be less than zero, such rate shall be deemed zero for the purposes of this Agreement” at the end.

(iii)	The definition of “Loan Notice” is amended by inserting the words “or, if requested by Borrower, such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower” after each reference to “Exhibit A-1”.

(iv)	The definition of “Responsible Officer” is amended by inserting the following after the word “Delegate”: “(each, an “Enbridge Entity”) and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Enbridge Entity so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Enbridge Entity designated in or pursuant to an agreement between the applicable Enbridge Entity and the Administrative Agent”.

(v)	The definition of “Swing Line Loan Notice” is amended by inserting the following at the end “or, if requested by Borrower, such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower”.

(c) Amendments to Section 2.02(a) (Borrowings, Conversions and Continuations of Committed Loans.). The second sentence of Section 2.02(a) of the Credit Agreement is amended by replacing “notice” thereof with “Loan Notice”.

(d) Amendments to Section 2.04(b) (Swing Line Loans.). Section 2.04(b) of the Credit Agreement is amended by (a) replacing “telephone” in the first sentence thereof with the phrase “(A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice”, (b) replacing “notice” in the second sentence thereof with “Swing Line Loan Notice”, and (c) deleting the third sentence thereof in its entirety.

(e) Amendment to Section 2.14(a) (Extension of Scheduled Maturity Date). The second sentence of Section 2.14(a) of the Credit Agreement is hereby deleted in its entirety.

(f) Amendments to Section 3.01(e)(iii) (Taxes). Section 3.01(e)(iii) of the Credit Agreement is amended by adding the following sentence at the end: “For purposes of determining withholding Taxes imposed under FATCA, from and after October 6, 2014, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”.

(g) Addition of a New Section 7.12 (Sanctions). The Credit Agreement is amended to add a new Section 7.12 as follows:

7.12 Sanctions. Use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities of, or business with, any individual or entity, or in any Designated Jurisdiction, that, at the time of such funding, is the subject of a Sanction, or in any other manner that will result in a violation of a Sanction by the Borrower or any Subsidiary or, to the knowledge of the Borrower or any Subsidiary, by any other individual or entity (including any individual or entity participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swing Line Lender, or otherwise).

(h) Amendment to Section 10.07(g) (Electronic Execution of Assignments). Section 10.07(g) of the Credit Agreement is amended and restated in its entirety as follows:

“(g) Electronic Execution of Assignments. Reference is made to Section 10.19 for provisions pertaining to electronic execution of assignments and certain other documents.”

(i) Amendment to Section 10.19 (Electronic Execution of Assignments and Certain Other Documents.) and Renumbering of Sections 10.19, 10.20, and 10.21. The Credit Agreement is amended to renumber Sections 10.19, 10.20 and 10.21 thereof as Sections 10.20, 10.21 and 10.22, respectively, and to add a new Section 10.19 as follows:

“10.19 Electronic Execution of Assignments and Certain Other Documents. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, and the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary, neither the Administrative Agent nor any Borrower is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it (for the avoidance of doubt, it being agreed and acknowledged by each of Administrative Agent and each Borrower that any manually executed document, or any manually executed signature page thereto, transmitted by electronic transmission by facsimile or other electronic imaging means (i.e., “pdf” or “tif”), does not constitute an “electronic signature” as described in, or contemplated by, this paragraph).”

SECTION 4. Conditions to Effectiveness. This Extension Agreement and Amendment shall be effective as of the Effective Date, provided that the Administrative Agent shall have received

(a) Counterparts of this Extension Agreement and Amendment executed by the Borrower and Required Lenders (which may be by telecopy or other electronic transmission),

(b) A certificate of a Responsible Officer of the Borrower,

(i)	certifying as to the incumbency and specimen signature of the Responsible Officer who executes this Extension Agreement and Amendment,

(ii)	certifying (1) that attached to such certificate is a are true and complete copy of each of the certificate of limited partnership and limited partnership agreement of Borrower, neither of which have been further amended or modified, and each of which remains in full force and effect, and (2) that the certificate of formation and limited liability company agreement of the Delegate, copies of which were attached as Annex B to the Corporate Secretary’s Certificate (the “Prior Certificate”) dated September 26, 2011 delivered by the Delegate in connection with the closing of the Credit Agreement, have not been amended or modified and remain in full force and effect,

(iii)	certifying that attached to such certificate is a true and complete copy of the resolutions adopted by the board of directors of the Delegate that authorize the extension of the Scheduled Maturity Date as herein set forth and such resolutions have not been amended, modified, revoked or rescinded and remain in full force and effect,

(iv)	certifying that the Delegation of Control Agreement among the Borrower, Enbridge Management, and Enbridge Energy Company, Inc. dated as of October 17, 2002 and the amendment thereto dated February 21, 2005 attached as Annex E to the Prior Certificate, have not been amended or modified and remain in full force and effect, and

(c) Fees, for the account of each Extending Lender, in an amount agreed to be paid by the Borrower pursuant to the letter addressed to the Administrative Agent executed by the Borrower dated August 20, 2014 requesting the Extension and the amendment set forth in Section 3 above.

SECTION 5. Representations and Warranties. As a material inducement to the Administrative Agent and the Extending Lenders to execute and deliver this Extension Agreement and Amendment, the Borrower represents and warrants to the Extending Lenders that as of the Effective Date, both immediately before and after giving effect to this Extension Agreement and Amendment, that:

(a) This Extension Agreement and Amendment has been duly authorized, executed, and delivered by the Borrower and the Credit Agreement as amended hereby constitutes its legal, valid, and binding obligations enforceable against it in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).

(b) The representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, after giving effect to this Extension Agreement and Amendment, except to the extent such representations and warranties relate solely to an earlier date, in which case, they shall be true and correct as of such date.

(c) As of the date hereof, at the time of and immediately after giving effect to this Extension Agreement and Amendment, no Default or Event of Default has occurred and is continuing.

(d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required to be obtained or made by the Borrower by any material statutory law or regulation applicable to it as a condition to the execution, delivery or performance by, or enforcement against, the Borrower of this Extension Agreement and Amendment or the extension of the Scheduled Maturity Date provided for herein. The execution, delivery, and performance by the Borrower of this Extension Agreement and Amendment has been duly authorized by all necessary corporate or other organizational action, and does not and will not (i) violate the terms of any of the Borrower’s Organization Documents, (ii) result in any breach of, constitute a default under, or require pursuant to the express provisions thereof, the creation of any consensual Lien on the properties of the Borrower under, any Contractual Obligation to which the Borrower is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or its property is subject, or (iii) violate any Law, in each case with respect to the preceding clauses (i) through (iii), which would reasonably be expected to have a Material Adverse Effect.

SECTION 6. Effect; Affirmation and Ratification of Loan Documents. This Extension Agreement and Amendment (a) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and does not constitute a waiver of compliance or consent to noncompliance by the Borrower with respect to the terms, provisions, conditions and covenants of the Credit Agreement and (b) shall not prejudice any right or rights which the Administrative Agent or the Lenders may now have under or in connection with the Credit Agreement, as amended by this Extension Agreement and Amendment. Except as otherwise expressly provided by this Extension Agreement and Amendment, all of the terms, conditions and provisions of the Credit Agreement and the other Loan Documents shall remain the same, including, without limitation, all of the Borrower’s obligations and covenants under each Loan Document. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, and the other Loan Documents, from and after the Effective Date, shall continue in full force and effect and are hereby ratified and confirmed in all respects, and that this Extension Agreement and Amendment and such Credit Agreement shall be read and construed as one instrument. The Borrower represents and acknowledges that it has no claims, counterclaims, offsets, credits or defenses to the Loan Documents or the performance of its obligations thereunder. From and after the Effective Date, each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to the “Credit Agreement,” “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby, respectively.

SECTION 7. Assignment. JPMorgan Chase Bank, N.A. (the “Assignor Bank”) hereby assigns $25,000,000 of its Commitment (the “Assignment”) to Royal Bank of Canada (the “Assignee Bank”) pursuant to the terms set forth in Exhibit D (Assignment and Assumption Agreement) to the Credit Agreement, which are incorporated herein by reference. The Assignment shall be effective on the Effective Date immediately prior to the effectiveness of the amendments and Extension set forth herein, provided that this Amendment and Extension is executed by the Assignor Bank, the Assignee Bank, each L/C Issuer, and the Swing Line Lender.

SECTION 8. Miscellaneous. This Extension Agreement and Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Extension Agreement and Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Extension Agreement and Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Extension Agreement and Amendment, it shall not be necessary to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Extension Agreement and Amendment by facsimile or in electronic form shall be effective as the delivery of a manually executed counterpart. This Extension Agreement and Amendment shall be a “Loan Document” as defined in the Credit Agreement.

SECTION 9. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS EXTENSION AGREEMENT AND AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Extension Agreement and Amendment to be duly executed and delivered by their proper and duly authorized officers effective as of the date and year first above written.

ENBRIDGE ENERGY PARTNERS, L.P.,
a Delaware limited partnership, as Borrower

By:	ENBRIDGE ENERGY MANAGEMENT,
L.L.C., as delegate of Enbridge Energy Company, Inc., its General Partner

	By:	/s/ Noor S. Kaissi
Name: Noor S. Kaissi
Title: Controller

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BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Priscilla Baker
Name: Priscilla Baker
Title: Assistant Vice President

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BANK OF AMERICA, N.A., as an Extending Lender, a L/C Issuer and Swing Line Lender

By:	/s/ James K. G. Campbell
Name: James K.G. Campbell
Title: Director

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ROYAL BANK OF CANADA, as an Extending Lender, an L/C Issuer and as Assignee

By:	/s/ Tim J. VandeGriend
Name: Tim J. VandeGriend
Title: Authorized Signatory

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EXPORT DEVELOPMENT CANADA, as an Extending Lender

By:	/s/ Hivda Morissette
Name: Hivda Morissette
Title: Asset Manager

By:	/s/ Victor Samuel
Name: Victor Samuel
Title: Asset Manager

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Wells Fargo Bank, N.A., as an Extending Lender and as an L/C Issuer

By:	/s/ Jeff Cobb
Name: Jeff Cobb Title: Vice President

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THE ROYAL BANK OF SCOTLAND PLC, CANADA BRANCH, as an Extending Lender

By:	/s/ Shehan J. De Silva
Name: Shehan J. De Silva Title: Vice President

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SUMITOMO MITSUI BANKING CORPORATION, as an Extending Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein Title: Managing Director

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MORGAN STANLEY BANK, N.A., as an Extending Lender

By:	/s/ Michael King
Name: Michael King Title: Authorized Signatory

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THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Extending Lender

By:	/s/ Kevin Sparks
Name: Kevin Sparks Title: Vice President

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BNP PARIBAS, as an Extending Lender

By:	/s/ Melissa Dyki
Name: Melissa Dyki Title: Director

By:	/s/ Angela B. Arnold
Name: Angela B. Arnold Title: Managing Director

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DNB CAPITAL LLC, as an Extending Lender

By:	/s/ Joe Hykle
Name: Joe Hykle Title: Senior Vice President

By:	/s/ Robert Dupree
Name: Robert Dupree Title: Senior Vice President

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JPMORGAN CHASE BANK, N.A., as an Extending Lender and as Assignor

By:	/s/ Juan Javellana
Name: Juan Javellana Title: Executive Director

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MIZUHO BANK, LTD., as an Extending Lender

By:	/s/ Rob MacKinnon
Name: Rob MacKinnon Title: Senior Vice President
Canada Branch

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CITIBANK, N.A., as an Extending Lender

By:	/s/ Peter Kardos
Name: Peter Kardos Title: Vice President

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DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Lender

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu Title: Vice President

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